Employees	12 Months Ended
Jun. 30, 2018
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Employees

25    Employees

	2018	2017	2016
	Number	Number	Number
Average number of employees (1)
Australia	16,504	15,906	15,834
South America	6,729	6,361	6,509
North America	1,839	2,072	2,748
Asia	1,368	1,019	822
Europe	70	74	61

Total average number of employees from Continuing operations	26,510	25,432	25,974

Total average number of employees from Discontinued operations	651	714	853

Total average number of employees	27,161	26,146	26,827

(1)

Average employee numbers include the Executive Director, 100 per cent of employees of subsidiary companies and our share of employees of joint operations. Employees of equity accounted investments are not included. Part-time employees are included on a full-time equivalent basis. Employees of businesses disposed of during the year are included for the period of ownership. Contractors are not included.

Group and related party information